UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
 Date of Report (Date of earliest event reported): February 9, 2026

Valaris Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-08097	98-1589854
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House, 2 Church Street
Hamilton HM 11, Bermuda
 Registrant’s telephone number, including area code: 44 (0) 20 7659 4660
 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value share	VAL	New York Stock Exchange
Warrants to purchase Common Shares	VAL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01	Other Events.

On February 9, 2026, Valaris Limited, an exempted company limited by shares incorporated under the laws of Bermuda (“Valaris”) and Transocean Ltd., a Swiss corporation (“Transocean”) (Valaris and Transocean, collectively, the “Parties” and each, a “Party”), issued a joint press release announcing the entry into a Business Combination Agreement (the “Agreement”), dated as of February 9, 2026, between the Parties, providing for the combination of the two Parties (the “Business Combination”). Pursuant to the Agreement, and on the terms and subject to the conditions thereof, Transocean will acquire all of the issued and outstanding common shares of Valaris (the “Valaris Shares”) in exchange for shares of Transocean. The Business Combination will be effected by way of a court-approved scheme of arrangement between Valaris and the holders of the Valaris Shares pursuant to section 99 of the Companies Act 1981 of Bermuda, as amended. A copy of the press releases is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the announcement of the Agreement, Valaris and Transocean intend to provide supplemental information regarding the Business Combination in connection with presentations to analysts and investors. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of the federal securities laws, including, but not limited to, those statements related to the proposed transaction, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction. These forward-looking statements are generally identified by the words “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “project,” “might,” “could,” “expect,” “estimate,” “intend,” “strategy,” “plan,” “predict,” “potential,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, although not all forward-looking statements contain these identifying words.

Any statements about Transocean’s, Valaris’ or the combined company’s plans, objectives, expectations, strategies, beliefs or future performance or events constitute forward-looking statements. These forward-looking statements, including statements regarding the proposed transaction, are based on Transocean’s and Valaris’ current expectations, estimates, projections and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those expressed or implied by such forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. There is no assurance that these future events will occur as anticipated or that our results, estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Transocean’s and Valaris’ control.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the proposed transaction on the anticipated terms and timing, or at all, including obtaining regulatory and shareholder approvals, and the satisfaction of other conditions to the completion of the proposed transaction as well as the failure to realize anticipated benefits of the proposed transaction; (ii) potential litigation relating to the proposed transaction, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the proposed transaction (including the ability of certain counterparties of Valaris to terminate or amend contracts upon a change of control) will harm Transocean’s or Valaris’ business, including current plans and operations, including during the pendency of the proposed transaction; (iv) the ability of Transocean or Valaris to retain and hire key personnel, to retain customers or maintain relationships with their respective suppliers, customers and partners; (v) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (vii) legislative, regulatory and economic developments; (viii) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Transocean’s or Valaris’ financial performance as well as unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies, expansion and growth of Transocean’s or Valaris’ businesses; (ix) the inability of Transocean and Valaris to achieve expected synergies from the transaction or that it may take longer or be more costly than expected to achieve those synergies; (x) an inability to de-leverage on the expected timeline, or at all; (xi) the imposition of any terms and conditions on any required governmental and regulatory approvals that could reduce the anticipated benefits to Transocean and Valaris of the acquisition; (xii) the inability to successfully integrate Valaris’ operations with those of Transocean without unexpected cost or delay; (xiii) certain restrictions during the pendency of the proposed transaction that may impact Transocean’s or Valaris’ ability to pursue certain business opportunities or strategic transactions; (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreaks of war or hostilities or public health issues, as well as management’s response to any of the aforementioned factors; (xv) the impact of inflation, tariffs, rising interest rates, and global conflicts, including disruptions in European economies as a result of the Ukrainian/Russian conflict and the ongoing conflicts in the Middle East, the relationship between China and Taiwan and ongoing trade disputes between the United States and China; (xvi) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xvii) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring Transocean or Valaris to pay a termination fee; (xviii) the risk that Transocean’s or Valaris’ share price may decline significantly if the proposed transaction is not consummated; (xix) there may be liabilities that are not known, probable or estimable at this time or unexpected costs, charges or expenses; (xx) commodity price fluctuations and volatility, customer demand, loss of a significant customer or customer contracts, downtime and other risks associated with offshore rig operations and changes in worldwide rig supply; (xxi) adverse weather or major natural disasters, including hurricanes; (xxii) the global and regional supply and demand for oil and gas; (xxiii) fluctuation of current and future prices of oil and gas; (xxiv) intention to scrap certain drilling rigs; (xxv) demand, competition and technology, supply chain and logistics challenges, consumer preferences for alternative fuels and forecasts or expectations regarding the global energy transition, changes in customer strategy and future levels of offshore drilling activity; (xxvi) estimated duration of customer contracts and contract dayrate amounts, future contract commencement dates and locations, planned shipyard projects and other out-of-service time, sales of drilling units, the cost and timing of mobilizations and reactivations, operating hazards and delays, weather-related risks, risks associated with international operations, actions by customers and other third parties; (xxvii) increasing regulatory complexity, general economic, market, business and industry conditions, trends and outlook, general political conditions, including political tensions, conflicts and war, cybersecurity attacks and threats, uncertainty around the use and impacts of artificial intelligence applications, the effects of contagious illnesses including the spread of and mitigation efforts by governments, businesses and individuals and other factors, including those risks and uncertainties found in Transocean’s and Valaris’ respective filings with the SEC, including the risk factors discussed in Transocean’s and Valaris’ most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xxviii) those risks that will be described in future filings with the SEC and available from the sources indicated below.

There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties and should be read in conjunction with the other forward-looking statements. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made and we undertake no obligation to update, and expressly disclaim any obligation to update, any forward-looking statements, or any other information in this communication, whether resulting from developments, circumstances or events that arise after the date the statements are made, new information, or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we may have expressed or implied by these forward-looking statements. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us.

Important Additional Information and Where to Find It

The transaction relates to the proposed business combination of Transocean and Valaris pursuant to the terms of the Business Combination Agreement, dated as of February 9, 2026, and is being made by way of a scheme of arrangement pursuant to section 99 of the Companies Act 1981, as amended, under the laws of Bermuda. In connection therewith, Transocean and Valaris intend to file relevant materials with the SEC, including, among other filings, a joint proxy statement on Schedule 14A of Transocean and Valaris that will be mailed or otherwise disseminated to shareholders of each of Transocean and Valaris seeking their approval of the parties’ respective transaction-related proposals. None of the securities to be issued pursuant to the scheme of arrangement are anticipated to be registered under the U.S. Securities Act or any state securities laws, and any securities issued in the transaction are anticipated to be issued in reliance upon an exemption from such registration requirements pursuant to Section 3(a)(10) of the U.S. Securities Act and applicable exemptions under state securities laws.

INVESTORS AND SHAREHOLDERS OF TRANSOCEAN AND VALARIS ARE URGED TO READ THE JOINT PROXY STATEMENT, THE BUSINESS COMBINATION AGREEMENT, THE SCHEME DOCUMENT AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PARTIES TO THE PROPOSED TRANSACTION AND RELATED MATTERS.

This communication does not constitute an offer to buy, or the solicitation of an offer to sell, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not a substitute for the joint proxy statement or any other document that Transocean or Valaris may file with the SEC and send to their respective shareholders in connection with the proposed transaction. Investors and shareholders will be able to obtain free copies of the joint proxy statement (when available) and other documents filed with the SEC by Transocean or Valaris through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Transocean will be available free of charge on Transocean’s website at www.deepwater.com under the tab “Investors” and under the heading “SEC Filings.” Copies of the documents filed with the SEC by Valaris will be available free of charge on Valaris’ website at www.valaris.com under the tab “Investors” and under the heading “Financials” and subheading “SEC Filings.”

This communication is not intended to constitute, and does not constitute, an offer or solicitation in or into Switzerland to purchase or invest in any securities, and no application has been made or will be made to admit any securities referred to herein to trading on any trading venue (i.e., exchange or multilateral trading facility) in Switzerland. Neither this communication nor any other offering or marketing material relating to the transaction described herein or any securities referred to herein constitutes a prospectus within the meaning of the Swiss Financial Services Act of June 15, 2018, as amended (the “FinSA”), or advertising within the meaning of the FinSA.

Neither this communication nor any other offering or marketing material relating to the transaction described herein or any securities referred to herein has been filed with or approved by any Swiss regulatory authority. In particular, no material relating to the transaction described herein or any securities referred to herein has been reviewed or approved by a Swiss reviewing body (Prüfstelle) pursuant to article 51 of the FinSA.

This communication is not subject to, and has not received approval from, either the Bermuda Monetary Authority or the Registrar of Companies of Bermuda and no statement to the contrary, explicit or implicit, is authorized to be made in this regard. Securities may be offered or sold in Bermuda only in compliance with the provisions of the Investment Business Act 2003 of Bermuda.

Participants in the Solicitation

Transocean, Valaris and their respective directors and executive officers and certain other members of management and employees may be considered be participants in the solicitation of proxies from the shareholders of Transocean and Valaris in connection with the proposed transaction. Information about the interests of the directors and executive officers of Transocean and Valaris and other persons who may be deemed to be participants in the solicitation of shareholders of Valaris in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement, which will be filed with the SEC. Information about Transocean’s directors and executive officers is set forth in Transocean’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 18, 2025 and its proxy statement for its 2025 annual meeting, which was filed with the SEC on March 21, 2025. Information about Valaris’ directors and executive officers is set forth in Valaris’ Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 20, 2025, its proxy statement for its 2025 annual meeting, which was filed with the SEC on April 17, 2025, Valaris’ and any subsequent filings with the SEC. To the extent holdings of Transocean’s or Valaris’ securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected in Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information about the directors and executive officers of Transocean and Valaris and other information regarding the potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, which may, in some cases, be different than those of Transocean shareholders or Valaris’ shareholders generally, will be contained in the joint proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from Transocean’s or Valaris’ website as described above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Joint Press Release issued on February 9, 2026
99.2	Joint Investor Presentation of Valaris Limited and Transocean Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valaris Limited

Date: February 9, 2026	By:	/s/ Davor Vukadin
Davor Vukadin
Senior Vice President, General Counsel and Secretary

Exhibit 99.1

Transocean to Acquire Valaris

Creates the world’s highest-quality, highest-specification offshore drilling fleet

Companies to host conference call today at 8 a.m. CT / 9 a.m. ET

STEINHAUSEN,  Switzerland and HAMILTON, Bermuda,  Feb. 9, 2026  (GLOBE NEWSWIRE) -Transocean Ltd  (NYSE: RIG) and Valaris Limited (NYSE: VAL) today announced the signing of a definitive agreement to combine the two companies under which Transocean will acquire Valaris in an all-stock transaction valued at approximately $5.8 billion (all currency in USD). The shareholding percentages of the combined company, on a fully diluted basis1, will be approximately 53% for Transocean and 47% for Valaris. The enterprise value of the pro forma company is approximately $17 billion.

Highlights

•	Creates an industry leader with a diversified offshore fleet of 73 rigs, including 33 ultra-deepwater drillships, nine semisubmersibles and 31 modern jackups, to meet emerging growth opportunities
•	Expands reach and customer access in world’s most attractive offshore basins
•	Unlocks more than $200 million in identified cost synergies, additive to Transocean's ongoing cost savings initiative
•	Increases cash flow, accelerates deleveraging and strengthens financial flexibility
•	Estimated pro forma market capitalization of $12.3 billion
•	Improves trading liquidity and capital markets profile, including an expanded investor base and opportunities for additional equity index inclusion

“This transaction creates a very attractive investment in the offshore drilling industry, differentiated by the best fleet, proven people, leading technologies, and unequalled customer service,” said Keelan Adamson, Transocean President and Chief Executive Officer. “The powerful combination is well-timed to capitalize on an emerging, multi-year offshore drilling upcycle. Investors and our global customers will benefit from our expanded fleet of best-in-class, high-specification rigs. We have identified more than $200 million in cost synergies that will complement our ongoing efforts to safely lower costs. The strong pro forma cash flow enables us to accelerate debt reduction, resulting in an expected leverage ratio of about 1.5x within 24 months of the transaction closing.”

Valaris Chief Executive Officer Anton Dibowitz said, “By combining with Transocean, we will create a new industry leader for the benefit of our shareholders, customers and employees. We look forward to complementing Transocean’s high-specification deepwater assets with our own, while returning world class jackup expertise to Transocean's business, creating a combined company that is capable of operating any rig at any water depth in any offshore environment around the world.”

A powerful combination

The transaction brings together highly complementary, premium offshore assets. On a pro forma basis, the company will own 73 rigs able to serve customers in deepwater, harsh environment, and shallow water basins around the world.

An industry-leading combined backlog of approximately $10 billion enhances Transocean’s cash flow visibility. In addition to Transocean’s ongoing cost-reduction program, which is expected to reduce costs by more than $250 million in aggregate through 2026, identified incremental transaction-related synergies of more than $200 million will strengthen Transocean’s financial flexibility.

1 Assumes conversion to shares of Transocean’s exchangeable bonds due 2029

Transocean’s senior management team will be led by CEO Keelan Adamson, and Jeremy Thigpen will serve as Executive Chairman of the Board. The board will be comprised of nine current Transocean directors and two current Valaris directors. Transocean will remain incorporated in Switzerland, with its primary administrative office in Houston.

Structure and Conditions

Under the terms of the all-stock transaction, Valaris shareholders will receive a fixed exchange ratio of 15.235 shares of Transocean stock for each common share of Valaris. Based on the closing prices of Transocean and Valaris on February 6, 2026, the transaction implies a combined enterprise value of approximately $17 billion.

Upon completion and on a fully diluted basis, Transocean shareholders will own approximately 53% of the combined company, with Valaris shareholders owning the remaining 47%.

The transaction will be carried out by way of a court-approved scheme of arrangement under the Companies Act 1981, as amended, of Bermuda (the “Bermuda Companies Act”).

The transaction was unanimously approved by the boards of directors of both companies and is expected to close in the second half of 2026, subject to regulatory approvals and customary closing conditions, and approvals by the shareholders of each company.

Transaction Advisors

Evercore is acting as lead financial advisor to Transocean.  Hogan Lovells, Homburger, and Appleby (Bermuda) Limited are acting as legal advisors to Transocean. DrivePath Advisors is Transocean’s financial communications consultant. Goldman Sachs & Co. LLC and Skadden, Arps, Slate, Meagher & Flom LLP, Lenz & Staehlin, and Conyers Dill & Pearman Limited are financial advisors and legal advisors, respectively, to Valaris. Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor to Valaris.

Conference Call

Transocean and Valaris plan to host a joint conference call and webcast at 8 a.m. CT / 9 a.m. ET on Monday, Feb. 9, 2026. Participants can listen to the call by dialing 800-579-2568, or internationally +1 785-424-1222 using access code: 984572. The webcast, and supplemental slides related to the transaction, can be accessed through both companies' websites at www.deepwater.com and www.valaris.com.

About  Transocean

Transocean  is a leading international provider of offshore contract drilling services for oil and gas wells. The company specializes in technically demanding sectors of the global offshore drilling business with a particular focus on ultra-deepwater and harsh environment drilling services and operates the highest specification floating offshore drilling fleet in the world.

Transocean  owns or has partial ownership interests in and operates a fleet of 27 mobile offshore drilling units, consisting of 20 ultra-deepwater floaters and seven harsh environment floaters.

About  Valaris Limited

Valaris is an industry leader in offshore drilling services across all water depths and geographies. Operating a high-quality rig fleet of ultra-deepwater drillships, versatile semisubmersibles and modern shallow-water jackups, Valaris has experience operating in nearly every major offshore basin. Valaris maintains an unwavering commitment to safety, operational excellence, and customer satisfaction, with a focus on technology and innovation. Valaris Limited is a Bermuda exempted company limited by shares (Registration No. 56245). To learn more, visit our website at www.valaris.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of the federal securities laws, including, but not limited to, those statements related to the proposed transaction, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction. These forward-looking statements are generally identified by the words “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “project,” “might,” “could,” “expect,” “estimate,” “intend,” “strategy,” “plan,” “predict,” “potential,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, although not all forward-looking statements contain these identifying words.

Any statements about Transocean Ltd.’s (“Transocean”), Valaris Limited’s (“Valaris”) or the combined company’s plans, objectives, expectations, strategies, beliefs or future performance or events constitute forward-looking statements. These forward-looking statements, including statements regarding the proposed transaction, are based on Transocean’s and Valaris’ current expectations, estimates, projections and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those expressed or implied by such forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. There is no assurance that these future events will occur as anticipated or that our results, estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Transocean’s and Valaris’ control.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the proposed transaction on the anticipated terms and timing, or at all, including obtaining regulatory and shareholder approvals, and the satisfaction of other conditions to the completion of the proposed transaction as well as the failure to realize anticipated benefits of the proposed transaction; (ii) potential litigation relating to the proposed transaction, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the proposed transaction (including the ability of certain customers of Valaris to terminate or amend contracts upon a change of control) will harm Transocean’s or Valaris’ business, including current plans and operations, including during the pendency of the proposed transaction; (iv) the ability of Transocean or Valaris to retain and hire key personnel, to retain customers or maintain relationships with their respective suppliers and customers; (v) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (vii) legislative, regulatory and economic developments; (viii) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Transocean’s or Valaris’ financial performance as well as unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies, expansion and growth of Transocean’s or Valaris’ businesses; (ix) the inability of Transocean and Valaris to achieve expected synergies from the transaction or that it may take longer or be more costly than expected to achieve those synergies; (x) an inability to de-leverage on the expected timeline, or at all; (xi) the imposition of any terms and conditions on any required governmental and regulatory approvals that could reduce the anticipated benefits to Transocean and Valaris of the acquisition; (xii) the inability to successfully integrate Valaris’ operations with those of Transocean without unexpected cost or delay; (xiii) certain restrictions during the pendency of the proposed transaction that may impact Transocean’s or Valaris’ ability to pursue certain business opportunities or strategic transactions; (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreaks of war or hostilities or public health issues, as well as management’s response to any of the aforementioned factors; (xv) the impact of inflation, tariffs, rising interest rates, and global conflicts, including disruptions in European economies as a result of the Ukrainian/Russian conflict and the ongoing conflicts in the Middle East, the relationship between China and Taiwan and ongoing trade disputes between the United States and China; (xvi) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xvii) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring Transocean or Valaris to pay a termination fee; (xviii) the risk that Transocean’s or Valaris’ share price may decline significantly if the proposed transaction is not consummated; (xix) there may be liabilities that are not known, probable or estimable at this time or unexpected costs, charges or expenses; (xx) commodity price fluctuations and volatility, customer demand, loss of a significant customer or customer contracts, downtime and other risks associated with offshore rig operations and changes in worldwide rig supply; (xxi) adverse weather or major natural disasters, including hurricanes; (xxii) the global and regional supply and demand for oil and gas; (xxiii) fluctuation of current and future prices of oil and gas; (xxiv) intention to scrap certain drilling rigs; (xxv) demand, competition and technology, supply chain and logistics challenges, consumer preferences for alternative fuels and forecasts or expectations regarding the global energy transition, changes in customer strategy and future levels of offshore drilling activity; (xxvi) estimated duration of customer contracts and contract dayrate amounts, future contract commencement dates and locations, planned shipyard projects and other out-of-service time, sales of drilling units, the cost and timing of mobilizations and reactivations, operating hazards and delays, weather-related risks, risks associated with international operations, actions by customers and other third parties; (xxvii) increasing regulatory complexity, general economic, market, business and industry conditions, trends and outlook, general political conditions, including political tensions, conflicts and war, cybersecurity attacks and threats, uncertainty around the use and impacts of artificial intelligence applications, the effects of contagious illnesses including the spread of and mitigation efforts by governments, businesses and individuals and other factors, including those risks and uncertainties found in Transocean’s and Valaris’ respective filings with the Securities and Exchange Commission (the “SEC”), including the risk factors discussed in Transocean’s and Valaris’ most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xxviii) those risks that will be described in future filings with the SEC and available from the sources indicated below.

There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties and should be read in conjunction with the other forward-looking statements. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made and we undertake no obligation to update, and expressly disclaim any obligation to update, any forward-looking statements, or any other information in this communication, whether resulting from developments, circumstances or events that arise after the date the statements are made, new information, or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we may have expressed or implied by these forward-looking statements. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us.

Important Additional Information and Where to Find It

The transaction relates to the proposed business combination of Transocean and Valaris pursuant to the terms of the Business Combination Agreement, dated February 9, 2026, and is being made by way of a scheme of arrangement pursuant to section 99 of the Companies Act 1981, as amended, under the laws of Bermuda. In connection therewith, Transocean and Valaris intend to file relevant materials with the SEC, including, among other filings, a joint proxy statement on Schedule 14A of Transocean and Valaris that will be mailed or otherwise disseminated to shareholders of each of Transocean and Valaris seeking their approval of the parties’ respective transaction-related proposals. None of the securities to be issued pursuant to the scheme of arrangement are anticipated to be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or any state securities laws, and any securities issued in the transaction are anticipated to be issued in reliance upon an exemption from such registration requirements pursuant to Section 3(a)(10) of the U.S. Securities Act and applicable exemptions under state securities laws.

INVESTORS AND SHAREHOLDERS OF TRANSOCEAN AND VALARIS ARE URGED TO READ THE JOINT PROXY STATEMENT, THE BUSINESS COMBINATION AGREEMENT, THE SCHEME DOCUMENT AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PARTIES TO THE PROPOSED TRANSACTION AND RELATED MATTERS.

This communication does not constitute an offer to buy, or the solicitation of an offer to sell, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not a substitute for the joint proxy statement or any other document that Transocean or Valaris may file with the SEC and send to their respective shareholders in connection with the proposed transaction. Investors and shareholders will be able to obtain free copies of the joint proxy statement (when available) and other documents filed with the SEC by Transocean or Valaris through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Transocean will be available free of charge on Transocean’s website at www.deepwater.com under the tab “Investors” and under the heading “SEC Filings.” Copies of the documents filed with the SEC by Valaris will be available free of charge on Valaris’ website at www.valaris.com under the tab “Investors” and under the heading “Financials” and subheading “SEC Filings.”

This communication is not intended to constitute, and does not constitute, an offer or solicitation in or into Switzerland to purchase or invest in any securities, and no application has been made or will be made to admit any securities referred to herein to trading on any trading venue (i.e., exchange or multilateral trading facility) in Switzerland. Neither this communication nor any other offering or marketing material relating to the transaction described herein or any securities referred to herein constitutes a prospectus within the meaning of the Swiss Financial Services Act of June 15, 2018, as amended (the "FinSA"), or advertising within the meaning of the FinSA.

Neither this communication nor any other offering or marketing material relating to the transaction described herein or any securities referred to herein has been filed with or approved by any Swiss regulatory authority. In particular, no material relating to the transaction described herein or any securities referred to herein has been reviewed or approved by a Swiss reviewing body (Prüfstelle) pursuant to article 51 of the FinSA.

This communication is not subject to, and has not received approval from, either the Bermuda Monetary Authority or the Registrar of Companies of Bermuda and no statement to the contrary, explicit or implicit, is authorized to be made in this regard. Securities may be offered or sold in Bermuda only in compliance with the provisions of the Investment Business Act 2003 of Bermuda.

Participants in the Solicitation

Transocean, Valaris and their respective directors and executive officers and certain other members of management and employees may be considered be participants in the solicitation of proxies from the shareholders of Transocean and Valaris in connection with the proposed transaction. Information about the interests of the directors and executive officers of Transocean and Valaris and other persons who may be deemed to be participants in the solicitation of shareholders of Valaris in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement, which will be filed with the SEC. Information about Transocean’s directors and executive officers is set forth in Transocean’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 18, 2025 and its proxy statement for its 2025 annual meeting, which was filed with the SEC on March 21, 2025. Information about Valaris’ directors and executive officers is set forth in Valaris’ Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 20, 2025, its proxy statement for its 2025 annual meeting, which was filed with the SEC on April 17, 2025. To the extent holdings of Transocean’s or Valaris’ securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected in Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information about the directors and executive officers of Transocean and Valaris and other information regarding the potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, which may, in some cases, be different than those of Transocean shareholders or Valaris’ shareholders generally, will be contained in the joint proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from Transocean’s or Valaris’ website as described above.

Transocean representatives:

Analyst Contacts:
David Keddington
Vice President, Treasurer
+1 713-232-7420

Sarah Davidson
Investor Relations
+1 713-232-7217

Media Contact:
Kristina Mays
+1 713-232-7734

Valaris representatives:

Nick Georgas
Vice President – Treasurer and Investor Relations
+1 713-979-4632

Tim Richardson
Director – Investor Relations
+1 713-979-4619

Media Contact:
Andrew Siegel  /  Lyle Weston
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449

Exhibit 99.2

 Stronger Together  TRANSOCEAN TO ACQUIRE VALARIS  February 9, 2026

 Meets growing demand with the world's highest-specification, diversified offshore fleet  Proven, high-performing teams in the most  technically challenging environments  Enhances our capability to innovate and deploy leading technology  Improved performance for customers through  increased financial strength  Provides enhanced exposure to anticipated offshore drilling upcycle  Superior execution through disciplined  management and best operating practices  $200M+ in identified cost synergies to increase free cash flow  All-equity transaction accelerates deleveraging and is accretive on key financial metrics  Stronger Together  SHAREHOLDERS  CUSTOMERS  Best fleet, best team, best customer service  2  Generating Increased Value and Returns

 Optimal Structure and Leadership  Pro forma EV and market cap: $17.2B, $12.3B, respectively  Accretive all-stock deal; exchange ratio of 15.235 shares of  RIG for each VAL share; PF ownership: ~53% RIG, ~47% VAL  CEO: Keelan Adamson  Executive Board Chair: Jeremy Thigpen  Board composition: nine RIG directors, two VAL directors  Shareholder approval from both companies  Subject to regulatory approvals and closing conditions  Expected to close in second half of 2026  3  DEAL  STRUCTURE1  LEADERSHIP &  GOVERNANCE  NEXT STEPS  1. Based on fully-diluted share count that assumes conversion into shares of Transocean’s exchangeable bonds due 2029

 Best-in-class management operates best-in-class fleet  Delivers superior customer service  Broadens global reach and deepens customer base  Improves efficiencies  Strengthens balance sheet  Accelerates deleveraging  Increases financial flexibility  Lowers cost of capital and enhances liquidity  Industry-leading backlog of  ~$10B  Modern fleet of 31 jackups provides incremental cash flow stability  Improves visibility of long-term cash flow  Generates industry-leading free cash flow  Builds a strong, full-cycle capital structure  4  Optimizes the value of differentiated assets  Combination Accelerates Value Creation  RIG  Strategic Priorities  Combination Benefits  ~1.5x  Leverage Ratio expected within 24 Months  73  Premier  Offshore Rigs  $200M+  Deal-related  Cost Synergies identified

 Delivering Superior Customer Service with Premier Fleet  Complementary high-spec assets create an industry leader  33 Drillships  9 Semi-Submersibles  31 Jackups  31  11 – harsh environment  20 – benign environment  20 13  24 – 7th generation  2 – 8th generation  7 2  7 – harsh environment  2 – benign environment  4

 North Sea  Africa  Trinidad  Australia  SE Asia  Brazil  Active and Experienced in all Key Offshore Basins 1  9  2 1  1 2  4 9  5 1  2  Med & Black Sea  1 1  Gulf of America  11 1  Middle East  8  Drillship   Semi-Submersible  Jackup  Rig Type  78%  35%  Rigs Operate in Harsh Environments  6  1. The rig count numbers represent active rigs and their current positioning in RIG’s and VAL’s October 2025 Fleet Status Reports. Rig counts exclude stacked rigs  including six drillships, two semi-submersibles, and seven jackups.

 Aligns with Growing Offshore Demand and Activity  Combination creates the right investment at the right time  Offshore Upstream Development Capex ($B)1  6  4  6  9  13  9  16  2  0  8  1  3  0  10  20  30  40  50  0  10  20  2024  2026E  2027E  Exploration  2025E  Greenfield  Deepwater Project Sanctioning by Approval Year ($B)2  30  Brownfield  # of Projects (right axis)  38% 38%  36%  84  66  67  71  124  126  122  125  40%  41%  39%  37%  35%  33%  31%  29%  27%  25%  0  150  100  50  200  250  300  2024  Shallow Water  2025E  Deep/Ultradeepwater  2026E 2027E  Offshore % of Total Capex (right axis)  # of Projects  1. Source: Wood Mackenzie.  2. Source: Rystad UCube. Includes exploration and well capex only. Excludes predominately harsh environment locations (e.g. Western Europe, Russia, and Canada).  7  +156%  Strategically deployed, diversified fleet supports increased offshore activity  ~10% increase in upstream offshore capex expected  Deepwater project sanctions expected to increase >150%  Forecasted multi-year upcycle in offshore drilling

 Industry-Leading Backlog and Customer Portfolio  Provides long-term cash flow visibility  Peers include ADES, Borr, Noble, Odfjell, and Seadrill backlogs as of their most recent investor presentations.  Transocean and Valaris backlog data sourced from respective October 2025 Fleet Status Reports, adjusted to remove remaining 2025 backlog.  Transocean backlog is calculated as the contracted operating dayrate multiplied by the firm contract duration for future period.  Expanded Global Customer Base  $10B Pro forma Industry-Leading Backlog1,2  Backlog2 Enhances Cash Flow Visibility  $5.9  $7.0  $6.0  $2.5  $2.3  $1.3  $4.1  RIG / VAL  Peer 1  Peer 2  Peer 3  Peer 4  Peer 5  Valaris Transocean  $10.0  $ Billions  $3.2  $1.7  $1.1  $1.8  $1.5  $0.8  2026  2027  2028+  Valaris  Transocean  $5.0 $ Billions  $3.2  $1.9  8

 Attractive position in Australia with a high-spec asset  Well-positioned in Saudi Arabia through ARO Drilling JV — largest benign environment jackup region  Growing position in Trinidad with two rigs, increasing to three by mid-26  Backlog with Quality Global Operators  Jackups Contribute Strong Incremental Cash Flow  ~80% of the fleet is contracted for 2026, with ~60% contracted for 2027  Jackups in Key Offshore Areas  $1.6B Backlog1 at Average Dayrate of ~$130,0002  Valaris data from the October 2025 Fleet Status Report. Amounts include $437M of ARO leased rig backlog and represent the bareboat charter rate Valaris receives from ARO (source: fleet status report).  Avg. dayrate excludes bareboat charter backlog Valaris receives from ARO.  Jackup Backlog1  $ Millions  A leader in the North Sea — largest harsh environment jackup region  $654  $535  $374  2026  2027  2028+  9

 Deal-Related Synergies Additive to Transocean’s Cost Reductions  Consolidate overlapping global operations and shorebase support  Streamline operations and integrate technical expertise  Capture supply chain savings from greater scale  Eliminate redundant G&A expenses  Implement best practices  Synergies Drive Durable Cash Flow Generation  Accelerates deleveraging  $200M+ of Identified Incremental Savings by 2028  $ Millions  $200+  ~ $450  $150  2026  $100  2025  Transocean  Transaction  Total  Cost Savings 2025-26  Cost Synergies  Cost Savings  10  PV of Synergies  % of Pro forma Market Cap  15%+

 Transaction Advances Strategic Priority to Delever  ~3.0x  50%  Improvement  ~1.5x  Est. at Deal Close  Within 24 Months  Net Debt / LTM Adj. EBITDA1  Expected Debt Reduction  11  Organic cost savings, transaction synergies and reduced leverage expected to create more  sustainable cash flow and accelerate shareholder returns  1. Net Debt / LTM Adj. EBITDA are non-GAAP measures – Management cannot reliably predict or estimate, without unreasonable effort, the impact and timing on future operating  results arising from items excluded from Adj. EBITDA. We therefore do not present on estimated equivalent or reconciliation to the nearest GAAP-financial measure.  Interest expense reduction  Re-rating of debt complex Simplification of balance sheet Enhanced access to capital markets Lower cost of capital

 Stronger Together  Best fleet, best team, best customer service  Expanded geographic reach and customer base  $200M+ of identified incremental cost savings  Accelerates debt paydown and enhances returns to shareholders  Creates exceptional investment exposure to the offshore upcycle  12

 This communication includes certain “forward-looking statements” within the meaning of the federal securities laws, including, but not limited to, those statements related to the proposed transaction, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction. These forward-looking statements are generally identified by the words “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “project,” “might,” “could,” “expect,” “estimate,” “intend,” “strategy,” “plan,” “predict,” “potential,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, although not all forward-looking statements contain these identifying words.  Any statements about Transocean Ltd.’s (“Transocean”), Valaris Limited’s (“Valaris”) or the combined company’s plans, objectives, expectations, strategies, beliefs or future performance or events constitute forward-looking statements. These forward-looking statements, including statements regarding the proposed transaction, are based on Transocean’s and Valaris’ current expectations, estimates, projections and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those expressed or implied by such forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. There is no assurance that these future events will occur as anticipated or that our results, estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Transocean’s and Valaris’ control.  Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the proposed transaction on the anticipated terms and timing, or at all, including obtaining regulatory and shareholder approvals, and the satisfaction of other conditions to the completion of the proposed transaction as well as the failure to realize anticipated benefits of the proposed transaction; (ii) potential litigation relating to the proposed transaction, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the proposed transaction (including the ability of certain customers of Valaris to terminate or amend contracts upon a change of control) will harm Transocean’s or Valaris’ business, including current plans and operations, including during the pendency of the proposed transaction; (iv) the ability of Transocean or Valaris to retain and hire key personnel, to retain customers or maintain relationships with their respective suppliers and customers; (v) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (vii) legislative, regulatory and economic developments; (viii) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Transocean’s or Valaris’ financial performance as well as unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies, expansion and growth of Transocean’s or Valaris’ businesses; (ix) the inability of Transocean and Valaris to achieve expected synergies from the transaction or that it may take longer or be more costly than expected to achieve those synergies; (x) an inability to de-leverage on the expected timeline, or at all; (xi) the imposition of any terms and conditions on any required governmental and regulatory approvals that could reduce the anticipated benefits to Transocean and Valaris of the acquisition; (xii) the inability to successfully integrate Valaris’ operations with those of Transocean without unexpected cost or delay; (xiii) certain restrictions during the pendency of the proposed transaction that may impact Transocean’s or Valaris’ ability to pursue certain business opportunities or strategic transactions; (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreaks of war or hostilities or public health issues, as well as management’s response to any of the aforementioned factors; (xv) the impact of inflation, tariffs, rising interest rates, and global conflicts, including disruptions in European economies as a result of the Ukrainian/Russian conflict and the ongoing conflicts in the Middle East, the relationship between China and Taiwan and ongoing trade disputes between the United States and China; (xvi) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xvii) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring Transocean or Valaris to pay a termination fee;  12  Cautionary Statement Regarding Forward-Looking Statements

 (xviii) the risk that Transocean’s or Valaris’ share price may decline significantly if the proposed transaction is not consummated; (xix) there may be liabilities that are not known, probable or estimable at this time or unexpected costs, charges or expenses; (xx) commodity price fluctuations and volatility, customer demand, loss of a significant customer or customer contracts, downtime and other risks associated with offshore rig operations and changes in worldwide rig supply; (xxi) adverse weather or major natural disasters, including hurricanes; (xxii) the global and regional supply and demand for oil and gas; (xxiii) fluctuation of current and future prices of oil and gas; (xxiv) intention to scrap certain drilling rigs;(xxv) demand, competition and technology, supply chain and logistics challenges, consumer preferences for alternative fuels and forecasts or expectations regarding the global energy transition, changes in customer strategy and future levels of offshore drilling activity; (xxvi) estimated duration of customer contracts and contract dayrate amounts, future contract commencement dates and locations, planned shipyard projects and other out-of-service time, sales of drilling units, the cost and timing of mobilizations and reactivations, operating hazards and delays, weather-related risks, risks associated with international operations, actions by customers and other third parties; (xxvii) increasing regulatory complexity, general economic, market, business and industry conditions, trends and outlook, general political conditions, including political tensions, conflicts and war, cybersecurity attacks and threats, uncertainty around the use and impacts of artificial intelligence applications, the effects of contagious illnesses including the spread of and mitigation efforts by governments, businesses and individuals and other factors, including  those risks and uncertainties found in Transocean’s and Valaris’ respective filings with the Securities and Exchange Commission (the “SEC”), including the risk factors discussed in Transocean’s and Valaris’ most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xxviii) those risks that will be described in future filings with the SEC and available from the sources indicated below.  (There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties and should be read in conjunction with the other forward-looking statements. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made and we undertake no obligation to update, and expressly disclaim any obligation to update, any forward-looking statements, or any other information in this communication, whether resulting from developments, circumstances or events that arise after the date the statements are made, new information, or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we may have expressed or implied by these forward-looking statements. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us.  12  Cautionary Statement Regarding Forward-Looking Statements  ( c o n t i n u e d )

 Important Information for Investors and Stockholders  12  Important Additional Information and Where to Find It  The transaction relates to the proposed business combination of Transocean and Valaris pursuant to the terms of the Business Combination Agreement, dated February 9, 2026, and is being made by way of a scheme of arrangement pursuant to section 99 of the Companies Act 1981, as amended, under the laws of Bermuda. In connection therewith, Transocean and Valaris intend to file relevant materials with the SEC, including, among other filings, a joint proxy statement on Schedule 14A of Transocean and Valaris that will be mailed or otherwise disseminated to shareholders of each of Transocean and Valaris seeking their approval of the parties’ respective transaction-related proposals. None of the securities to be issued pursuant to the scheme of arrangement are anticipated to be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or any state securities laws, and any securities issued in the transaction are anticipated to be issued in reliance upon an exemption from such registration requirements pursuant to Section 3(a)(10) of the U.S. Securities Act and applicable exemptions under state securities laws.  INVESTORS AND SHAREHOLDERS OF TRANSOCEAN AND VALARIS ARE URGED TO READ THE JOINT PROXY STATEMENT, THE BUSINESS COMBINATION AGREEMENT, THE SCHEME DOCUMENT AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PARTIES TO THE PROPOSED TRANSACTION AND RELATED MATTERS.  This communication does not constitute an offer to buy, or the solicitation of an offer to sell, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not a substitute for the joint proxy statement or any other document that Transocean or Valaris may file with the SEC and send to their respective shareholders in connection with the proposed transaction. Investors and shareholders will be able to obtain free copies of the joint proxy statement (when available) and other documents filed with the SEC by Transocean or Valaris through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Transocean will be available free of charge on Transocean’s website at www.deepwater.com under the tab “Investors” and under the heading “SEC Filings.” Copies of the documents filed with the SEC by Valaris will be available free of charge on Valaris’ website at www.valaris.com under the tab “Investors” and under the heading “Financials” and subheading “SEC Filings.”  This communication is not intended to constitute, and does not constitute, an offer or solicitation in or into Switzerland to purchase or invest in any securities, and no application has been made or will be made to admit any securities referred to herein to trading on any trading venue (i.e., exchange or multilateral trading facility) in Switzerland. Neither this communication nor any other offering or marketing material relating to the transaction described herein or any securities referred to herein constitutes a prospectus within the meaning of the Swiss Financial Services Act of June 15, 2018, as amended (the "FinSA"), or advertising within the meaning of the FinSA.  Neither this communication nor any other offering or marketing material relating to the transaction described herein or any securities referred to herein has been filed with or approved by any Swiss regulatory authority. In particular, no material relating to the transaction described herein or any securities referred to herein has been reviewed or approved by a Swiss reviewing body (Prüfstelle) pursuant to article 51 of the FinSA.  This communication is not subject to, and has not received approval from, either the Bermuda Monetary Authority or the Registrar of Companies of Bermuda and no statement to the contrary, explicit or implicit, is authorized to be made in this regard. Securities may be offered or sold in Bermuda only in compliance with the provisions of the Investment Business Act 2003 of Bermuda.

 Important Information for Investors and Stockholders  12  Participants in the Solicitation  Transocean, Valaris and their respective directors and executive officers and certain other members of management and employees may be considered be participants in the solicitation of proxies from the shareholders of Transocean and Valaris in connection with the proposed transaction. Information about the interests of the directors and executive officers of Transocean and Valaris and other persons who may be deemed to be participants in the solicitation of shareholders of Valaris in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement, which will be filed with the SEC. Information about Transocean’s directors and executive officers is set forth in Transocean’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 18, 2025 and its proxy statement for its 2025 annual meeting, which was filed with the SEC on March 21, 2025. Information about Valaris’ directors and executive officers is set forth in Valaris’ Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 20, 2025, its proxy statement for its 2025 annual meeting, which was filed with the SEC on April 17, 2025. To the extent holdings of Transocean’s or Valaris’ securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected in Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information about the directors and executive officers of Transocean and Valaris and other information regarding the potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, which may, in some cases, be different than those of Transocean shareholders or Valaris’ shareholders generally, will be contained in the joint proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction. You may obtain these documents (when they become available) free of charge through the website maintained by the  SEC at http://www.sec.gov and from Transocean’s or Valaris’ website as described above.